3
     3
302793.2

302793.2
                   FIRST  AMENDMENT  TO  TERM  LOAN  AGREEMENT

     This Amendment, dated as of February 10, 2000 (this "Amendment") is entered into by and among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Agent (the "Agent").

                                 RECITALS
                                 --------

     The Borrower, the Agent and the Banks are parties to a Term Loan Agreement dated as of November 5, 1999 (the "Term Loan Agreement") pursuant to which the Banks extended a term loan. Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in the Term Loan Agreement.

     The Borrower has requested that the Banks modify the Leverage Ratio set forth in the Term Loan Agreement. In order to induce the Banks to agree to the foregoing, the Banks have requested, and the Borrower has agreed, that the Borrower will pay an amendment fee and modify the pricing. The Borrower has requested that the Banks enter into this Amendment in order to approve and reflect the foregoing, and the Banks have agreed to do so, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                           AGREEMENT
                           ---------

     In consideration of the foregoing and the mutual covenants and agreement hereinafter set forth, the parties hereto mutually agree as follows:

A.     AMENDMENTS
       ----------

1.     Amendment  of  Section  5.1.  Section 5.1 is hereby amended by adding new
--     ---------------------------
Section  5.1(j):
--
     "(j) Annually, within 5 days of its receipt by the Borrower, the management letter provided by the Borrower's independent public accountants to the audit committee of the Borrower's Board of Directors."
2.     Amendment  of  Section  5.11  Section  5.11 of the Term Loan Agreement is
--     ----------------------------
hereby  amended  and  restated  as  follows:
--
     The Borrower will not permit the Leverage Ratio at any time from December 31, 1999 through and including May 31, 2000 to exceed 3.5:1.0 and at any time thereafter, to exceed 2.5:1.0.
3.     Amendment to Pricing Schedule.  The Pricing Schedule shall be amended and
--     ------------------------------
     restated retroactively through January 1, 2000 as per the attachment hereto.

B.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

     The  Borrower  hereby  represents and warrants to the Agent and Banks that:

     1. After giving effect to this Amendment, no Event of Default specified in the Term Loan Agreement and no event which with notice or lapse of time or both would become such an Event of Default has occurred and is continuing;

     2. After giving effect to this Amendment, the representations and warranties of the Borrower pursuant to the Term Loan Agreement are true on and as of the date hereof as if made on and as of said date; and

     3. The making and performance by the Borrower of this Amendment have been duly authorized by all necessary action.

C.     CONDITIONS  PRECEDENT
       ---------------------

     This Amendment will become effective as of December 31, 1999 upon execution by the Required Banks. The Borrower shall provide to the Agent in form and substance satisfactory to the Agent, no later than February 18, 2000 all of the following:

     1. A copy of a resolution passed by the Board of Directors of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of the Term Loan Agreement as hereby amended.

     2. A certificate of incumbency certifying the names of the officers of the Borrower authorized to sign this Amendment, together with the true signatures of such officers.

     3.     Executed  counterparts  of  this  Amendment.

     Borrower shall pay the Agent for the account of the consenting Banks an amendment fee equal to 0.30% payable to the Banks on February 11, 2000 in accordance with their Pro Rata Share.

D.     MISCELLANEOUS
       -------------

     1. This Amendment may be signed in any number of counterparts, each of which shall be an original, with same effect as if the signatures thereto and hereto were upon the same instrument.

     2. Except as herein specifically amended, all terms, covenants and provisions of the Term Loan Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions and all references therein or in the Exhibits shall henceforth refer to the Term Loan Agreement as amended by this Amendment.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written.


POLICY  MANAGEMENT  SYSTEMS  CORPORATION

By:_/S/  Stephen  G.  Morrison
         --------------------------
Title:  Executive  Vice  President
        --------------------------
        and  General  Counsel
         --------------------

BANK  OF  AMERICA,  N.A.

By:/S/  Michael  J.  McKenney
   --------------------------
Title:   Managing  Director
       --------------------


WACHOVIA  BANK,  N.A.

By:/S/Donald  E.  Sellers,  Jr.
   ----------------------------
Title:  Vice  President
       ----------------


FIRST  UNION  NATIONAL  BANK

By:/S/Franklin  M.  Wesssinger
   ---------------------------
Title:  Senior  Vice  President
        -----------------------

ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  CORPORATION
CYBERTEK  CORPORATION
PMSC  LIMITED
CYBERTEK  SOLUTIONS,  L.P.
By:  POLICY  MANAGEMENT
SYSTEMS  CORPORATION;
Its  General  Partner
THE  LEVERAGE  GROUP

By:  /S/  Stephen  G.  Morrison
     --------------------------
Title:     Secretary
           ---------


BANK  OF  AMERICA,  N.A.

By:/S/  Michael  J.  McKenney
   --------------------------
Title:   Managing  Director
       --------------------



ACKNOWLEDGED  AND  AGREED:

POLICY  MANAGEMENT  SYSTEMS
  INVESTMENTS,  INC.


By:  /S/  Elizabeth  Powers
   ------------------------
Title:     President
           ---------

                                PRICING SCHEDULE


     Each of "Eurodollar Margin" and "Facility Fee Rate" means, for any date, the rates set forth below:

     Euro-Dollar  Margin          1.375%
     Facility  Fee  Rate          0.375%